UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			July 28, 2026

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

OGE Energy Corp. ("OGE Energy") is the parent company of Oklahoma Gas and Electric Company, a regulated electric company with approximately 917,000 customers in Oklahoma and western Arkansas.

On July 28, 2026, OGE Energy's Board of Directors elected a new director, Richard (Rick) E. Muncrief, effective August 1, 2026. Mr. Muncrief’s term will expire at OGE Energy's Annual Meeting of Shareholders scheduled for May 13, 2027, at which time he is expected to be nominated for approval by OGE Energy's shareholders. Mr. Muncrief will serve on the Nominating, Corporate Governance and Stewardship Committee and the Audit Committee. Mr. Muncrief will receive compensation for his Board service that is consistent with compensation received by OGE Energy's other non-employee directors (which is described in Exhibit 10.10 to OGE Energy’s 2025 Form 10-K).

Mr. Muncrief, 68, is the retired President and Chief Executive Officer of Devon Energy, one of the largest energy producers in the U.S. He served as President, CEO and director of Devon following the merger of Devon and WPX Energy until he retired in March 2025. Prior to that, he served as CEO and Chairman of the Board of WPX Energy. Prior to joining WPX Energy in 2014, Mr. Muncrief served as senior vice president, operations and resource development of Continental Resources, Inc. Mr. Muncrief currently serves on the board of directors of Williams Companies, chairing the governance and sustainability committee and a member of the compensation and management development committee. He also serves on several community and charitable boards and associations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

August 3, 2026